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                                  EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 2, 2000, in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-65089) and related Prospectus of CT Holdings, Inc. for the Registration of 786,784 shares of its common stock.







/s/ ERNST & YOUNG LLP
Dallas, Texas
August 15, 2000